Exhibit 10.4

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

September 19, 2022

Re: Canada Termination – Section 15.5 of Collaboration and License Agreement between Myovant Sciences GmbH (“Myovant”) and Pfizer Inc. (“Pfizer”) dated as of December 26, 2020

This letter agreement (the “Letter Agreement”) relates to the Collaboration and License Agreement between Myovant and Pfizer dated as of December 26, 2020 (the “Myovant/Pfizer Agreement”), under which Myovant and Pfizer have agreed to co-exclusively co-develop, co- commercialize and co-promote the WH Product(s) and the Oncology Products(s) in the Field in the Co-Promotion Territory (each as defined in the Myovant/Pfizer Agreement), among other activities, in accordance with the terms of the Myovant/Pfizer Agreement. Unless otherwise noted, capitalized terms used, but not defined herein, shall have the respective meanings ascribed to them in the Myovant/Pfizer Agreement, as the context requires.

The Parties now wish to enter into this Letter Agreement to acknowledge Pfizer’s termination of its rights under the Myovant/Pfizer Agreement for the territory of Canada with respect to the Oncology Product in the Oncology Field.

In accordance with Section 15.5 of the Myovant/Pfizer Agreement, this Letter Agreement will serve as written notice to Myovant that Pfizer is terminating its rights under the Myovant/Pfizer Agreement with respect to the Oncology Product for prostate cancer in Canada; [***].

“Myovant Canada Oncology Expenses” as used herein means any costs incurred by Myovant to Manufacture, Develop or Commercialize the Oncology Product for prostate cancer in or for Canada.

“Sublicense” as used herein means any right granted, license given or agreement entered into by Myovant or its Affiliates in which Myovant or its Affiliates grants or otherwise transfers any rights to the Oncology Product to a Third Party [***].

“Sublicensee” means any Third Party to which Myovant or its Affiliates has granted a Sublicense under this Letter Agreement.

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“Sublicensing Income” as used herein means any and all consideration in any form paid to Myovant by a Sublicensee for the grant of a Sublicense to the Oncology Product, including but not limited to [***] on sales of the Oncology Product; provided that Sublicensing Income shall expressly exclude [***].

Pursuant to Section 15.5.1, Canada is deemed to be a Terminated Territory for the Oncology Product under the Myovant/Pfizer Agreement. The effects of such termination-in-part are set out in Section 15.8 (Effects of Termination) of the Myovant/Pfizer Agreement.

The provisions of Sections 18.7 (Amendment), 18.8 (Notices), 18.11 (Severability), 18.12 (Waivers) and 18.15 (Counterparts) of the Myovant/Pfizer Agreement are hereby incorporated by reference as though set out in full in this Letter Agreement, provided that each reference to “this Agreement” in such incorporated provisions shall be construed as a reference to this Letter Agreement.

This Letter Agreement and the Myovant/Pfizer Agreement set forth and constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby and thereby.

This Letter Agreement shall be governed by and construed and enforced under the substantive laws of the State of New York, without giving effect to any choice of law rules that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Agreement.

Any controversy or claim arising out of or relating to this Letter Agreement shall constitute a “Dispute” under the Myovant/Pfizer Agreement, and Section 17.2 of the Myovant/Pfizer Agreement shall apply to any such Dispute accordingly.

[signature page follows]

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This Side Letter Agreement is signed below by authorized representatives of Myovant and Pfizer, respectively indicating the Parties’ acceptance of the terms and conditions of this Side Letter Agreement.

MYOVANT SCIENCES GMBH		PFIZER Inc.
By:	/s/ Matt Lang	By:	/s/ John DeYoung
Name:	Matt Lang	Name:	John DeYoung
Title:	General Manager	Title:	Vice President

[Signature Page for Side Letter Agreement]